SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                October 29, 1999
                                 --------------
                        (Date of earliest event reported)


                            Electric Lightwave, Inc.
                -------------------------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                     0-23393                     93-1035711
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

              4400 NE 77th Avenue, Vancouver, WA                  98662
          --------------------------------------------          --------
           (Address of principal executive offices)            (Zip Code)

                                  (360)816-3000
                                 ---------------
              (Registrant's telephone number, including area code)

                           No change since last report
                           ---------------------------
             (Former name or address, if changed since last report)

Item 5.  Other Events.
--------------------------------------------------------------------------------


This report is being filed to make available the following press release dated October 29, 1999.


                                  News Release

Contacts:

Investors and analysts:        Media:
Fletcher Chamberlin            Jack Hardy
(360) 816-3996                 (360) 816-3602 voice
fletcher_chamberlin@eli.net    jack_hardy@eli.net


--------------------------------------------------------------------------------

                   ELECTRIC LIGHTWAVE REPORTS CONTINUED GROWTH
                              AND IMPROVED MARGINS

--------------------------------------------------------------------------------


                 * Revenue increases 89% from 1998 third quarter
           * EBITDA loss and net loss decline from 1999 second quarter
                      * Gross margins improve significantly

Vancouver, WA - October 29, 1999 - Electric Lightwave, Inc. (NASDAQ:ELIX), a leading facilities-based integrated communications provider, today announced results for the third quarter. Revenue growth remained strong, even after the effect of the company's previously announced decision to stop offering prepaid telephone card products. Margins improved significantly, and the company's EBITDA loss was less than half the prior quarter's level.

Revenues for the quarter ended September 30, 1999 were $48.6 million, or 89% above revenues of $25.7 million in the third quarter of 1998 and 5% above second quarter 1999 revenues of $46.1 million. The company's loss before interest, taxes, depreciation and amortization (EBITDA loss), excluding operating lease expense, was $7.4 million in the third quarter this year, compared with $15.2 million in the second quarter of 1999 and $13.5 million in the third quarter a year ago. The net loss in the 1999 third quarter was $30.4 million or $0.61 per share, compared with a net loss of $33.2 million or $0.67 per share in the second quarter of 1999 and $18.4 million or $0.37 per share in the prior year's third quarter.

"Rapid revenue growth in our core businesses continued in the quarter, and we significantly reduced our quarterly EBITDA losses," said Dave Sharkey, president of Electric Lightwave. "Core revenue, including data services, network services and local telephone service without reciprocal compensation, grew 17% compared with the second quarter and 79% compared with the same quarter last year. Data Services revenue, which includes Internet access revenue, was up 42% sequentially and 79% compared with last year. Local telephone service revenue, excluding reciprocal compensation, was up 16% sequentially and 114% year-over-year. These key parts of our revenue growth are due to execution of our plan to drive growth by aggressively pursuing both the expanding data and Internet markets and the local telephone business in the West, where we have extensive fiber optic networks."

Commenting on the company's operating performance, Sharkey added, "The significant EBITDA improvement from the prior quarter continues a trend that started in the second quarter. It is a product of both improved gross margins and ongoing productivity gains in our operations. The gross margin in the third quarter (defined as revenues minus network access expenses) was 70%, compared with 49% in the second quarter this year and 52% in last year's third quarter. This major improvement is a result of our focus on building on-net business for our extensive networks, our previously-announced decision to exit lower-margin businesses and one-time adjustments in charges from other carriers. Operations and selling, general and administrative expenses grew by 9% from the second quarter, while core revenues were up 17%."

For the nine months ended September 30, 1999, Electric Lightwave's revenues were $132.9 million, or 98% above the first nine months of 1998. The EBITDA loss, excluding operating lease expense, for the first nine months of 1999 was $43.9 million, compared to $33.0 million a year ago. The net loss for the first nine months of 1999 was $98.5 million or $1.98 per share, compared with a net loss of $47.9 million or $0.91 per share (before the cumulative effect of a change in an accounting principle) a year earlier.

Access line equivalents at the end of the third quarter were 142,433, an increase of 20,917 lines, or 17%, during the quarter.

"We are executing on our strategy and delivering value to our customers today," concluded Sharkey, "and our success is demonstrated by continued growth in revenue and improvements in margins. We plan to leverage our investments in network, systems and people for further improvements in financial performance."

Electric Lightwave, Inc. is a leading integrated communications provider serving communications-intensive businesses and the growing e-commerce market. The company has a national data backbone and an expanding fiber optic network that interconnects major markets in the West. As a full-service provider, the company offers local and long distance telephone service, as well as high-speed broadband transport and enhanced data services, frame relay, ATM and Internet access solutions. Headquartered in Vancouver, Washington, Electric Lightwave is on the World Wide Web at www.eli.net. The company is 82% owned by Citizens Utilities (NYSE:CZN, CZNPr).

This press release contains forward-looking statements that are subject to risks and uncertainties which could cause actual results to differ materially from those expressed or implied in the statements. All forward-looking statements are only predictions or statements of current plans, which are constantly under review by Electric Lightwave (the Company). All forward-looking statements may differ from actual future results due to, but not limited to, changes in the local and overall economy, the nature and pace of technological changes, the number and effectiveness of competitors in the Company's markets, success in overall strategy, changes in legal and regulatory policy, relations with Incumbent Local Exchange Carriers (ILECs) and their ability to provide delivery of services including interoffice trunking, implementation of back office service delivery systems, maintenance of exclusive use of fiber on performance-based leases, the Company's ability to identify future markets and successfully expand existing ones and the mix of products and services offered in the Company's target markets. Readers should consider these important factors in evaluating any statement contained herein and/or made by the Company or on its behalf. The Company has no obligation to update or revise forward-looking statements to reflect the occurrence of future events or circumstances.


                            Electric Lightwave, Inc.
                            Statements of Operations
                      (in thousands, except per share data)

                                                        Three Months Ended
                                                9/30/99     6/30/99     9/30/98
                                               --------    --------    --------
Revenues:
     Network Services ......................   $ 14,024    $ 12,983    $  9,009
     Local Telephone Services ..............     22,313      18,600       9,987
     Long Distance Services ................      4,812       9,245       2,512
     Data Services .........................      7,453       5,267       4,156
                                               --------    --------    --------
           Total Revenues ..................     48,602      46,095      25,664
                                               --------    --------    --------

Operating Expenses:
     Network Access ........................     14,719      23,702      12,317
     Operations ............................     10,732       9,633       7,308
     Selling, General and Administrative ...     32,017      29,447      21,243
     Depreciation and Amortization .........      9,807       8,150       4,090
                                               --------    --------    --------
           Total Operating Expenses ........     67,275      70,932      44,958
                                               --------    --------    --------

     Loss from Operations ..................    (18,673)    (24,837)    (19,294)

Interest Expense and Other .................     11,424       8,068       2,742
                                               --------    --------    --------

     Net Loss Before Income Taxes ..........    (30,097)    (32,905)    (22,036)

Income Tax Expense (Benefit) ...............        277         300      (3,631)
                                               --------    --------    --------

     Net Loss ..............................   $(30,374)   $(33,205)   $(18,405)
                                               ========    ========    ========

     EBITDA* ...............................   $ (7,361)   $(15,226)   $(13,533)
                                               ========    ========    ========

Weighted Average Shares Outstanding ........     49,915      49,822      49,711

Net Loss Per Common Share:
     Basic .................................   $  (0.61)   $  (0.67)   $  (0.37)
     Diluted ...............................   $  (0.61)   $  (0.67)   $  (0.37)


* Excludes operating lease expenses of $1,505, $1,461, and $1,671 for the three months ended September 30, 1999, June 30, 1999 and September 30, 1998, respectively.


                            Electric Lightwave, Inc.
                            Statements of Operations
                      (in thousands, except per share data)

                                                           Nine Months Ended
                                                        9/30/99        9/30/98
                                                       ---------      ---------
Revenues:
     Network Services ............................     $  37,431      $  26,487
     Local Telephone Services ....................        55,221         23,780
     Long Distance Services ......................        22,587          6,233
     Data Services ...............................        17,674         10,664
                                                       ---------      ---------
           Total Revenues ........................       132,913         67,164
                                                       ---------      ---------

Operating Expenses:
     Network Access ..............................        63,645         31,389
     Operations ..................................        29,399         19,082
     Selling, General and Administrative .........        88,231         54,206
     Depreciation and Amortization ...............        24,951         11,754
                                                       ---------      ---------
           Total Operating Expenses ..............       206,226        116,431
                                                       ---------      ---------

     Loss from Operations ........................       (73,313)       (49,267)

Interest Expense and Other .......................        24,271          4,953
                                                       ---------      ---------
     Net Loss Before Income Taxes and
       Cumulative Effect of Change in
       Accounting Principle ......................       (97,584)       (54,220)

Income Tax Expense (Benefit) .....................           947         (9,102)
                                                       ---------      ---------
     Net Loss Before Cumulative Effect
       Of Change in Accounting Principle .........       (98,531)       (45,118)

Cumulative Effect of Change in Accounting
  Principle (Net of $577 income tax benefit) .....          --            2,817
                                                       ---------      ---------

     Net Loss ....................................     $ (98,531)     $ (47,935)
                                                       =========      =========

     EBITDA* .....................................     $ (43,919)     $ (32,882)
                                                       =========      =========

Weighted Average Shares Outstanding ..............        49,846         49,697

Net Loss Per Share Before Cumulative Effect
  Of Change in Accounting Principle:
     Basic .......................................     $   (1.98)     $   (0.91)
     Diluted .....................................     $   (1.98)     $   (0.91)

Net Loss Per Common Share
     Basic .......................................     $   (1.98)     $   (0.96)
     Diluted .....................................     $   (1.98)     $   (0.96)

* Excludes operating lease expenses of $4,443 and $4,631 for the nine months ended September 30, 1999 and September 30, 1998, respectively.


                            Electric Lightwave, Inc.
                      Selected Financial and Operating Data
                  (In thousands except selected operating data)

                                              9/30/99      6/30/99      9/30/98
                                             --------     --------     --------
Selected Financial Data

Property Plant & Equipment - Owned ......    $723,141     $693,449     $462,844
Property Plant & Equipment - Leased .....     108,541      108,541      108,541
                                             --------     --------     --------
     Total ..............................    $831,682     $801,990     $571,385



Selected Operating Data

Markets .................................          26           25            9
Route Miles .............................       4,047        3,128        2,782
Fiber Miles .............................     214,656      192,213      156,949
Buildings Connected On-Net ..............         808          795          711
Switches and Routers:
     Internet Routers ...................          42           42           21
     ATM Switches .......................          22           22           10
     Frame Relay Switches ...............          31           31           22
     Voice ..............................           7            7            7
Access Line Equivalents .................     142,433      121,516       62,657
Access Line Equivalents/Voice Switch ....      20,348       17,359        8,951
% on switch .............................          97%          99%          99%
Employees ...............................       1,172        1,233        1,010
Customers ...............................       2,102        1,961        1,475

                                   SIGNATURES
                                ----------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Electric Lightwave, Inc.
                            ------------------------
                                   Registrant




                              By: /s/ Kerry D. Rea
                           -----------------------------
                           Vice President and Controller



Date:     October 29, 1999